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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest event reported): JULY 10, 2000

                              E COM VENTURES, INC.
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             (Exact name of registrant as specified in its charter)
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
         FLORIDA                                 0-19714                              65-0977964
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(State of Incorporation)                (Commission File Number)           (IRS Employer Identification No.)
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                   11701 N.W. 101ST ROAD, MIAMI, FLORIDA 33178
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 889-1600


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           ITEM 4.  Changes in Registrant's Certifying Accountant.

           On July 10, 2000, E Com Ventures, Inc. (the "Company") engaged Deloitte & Touche LLP (D&T) as its independent certified public accountants. The Company's audit committee approved the engagement of D&T. On April 4, 2000, PricewaterhouseCoopers LLP tendered their resignation as the Company's independent certified public accountants as previously reported in the Company's Form 8-K filed on April 11, 2000.

           ITEM 7.  Financial Statements and Exhibits.

           Exhibit

           99           Press Release dated July 14, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized and this 14th day of July, 2000.

                                              E COM VENTURES, INC.

                                              By: /s/ A. MARK YOUNG
                                                  ------------------------
                                                  A. Mark Young
                                                  Chief Financial Officer







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